Exhibit 10.3

LEASE SUPPLEMENT

This Lease Supplement is executed pursuant to, and incorporates by reference all of the terms, conditions and provisions of, the Amended and Restated Lease Agreement, dated as of June 7, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), between Bankers Commercial Corporation (“Lessor”) and Cubic Corporation (“Lessee”). All capitalized terms used herein which are not defined herein shall have the meaning given to such terms in the Lease. Lessor and Lessee hereby agree that:

1.	Base Term Commencement Date: December 30, 2020

2.	Return Price Recourse Deficiency Amount: The Return Price Recourse Deficiency Amount, calculated as of the Base Term Commencement Date, is the amount equal to 89.95% times the Lease Balance.

3.	Base Term: Expires on December 30, 2025.

4.

Lease Balance: As of the Base Term Commencement Date, the (i) the aggregate final amount of the Lessor Investment is $50,500,000.00, (ii) the aggregate final amount of the Rent Assignment Advances is $50,500,000.00, and (iii) the aggregate final amount of the Lease Balance is $101,000,000.00.

5.

Miscellaneous: This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent that this Lease Supplement constitutes chattel paper, within the meaning of any applicable Uniform Commercial Code provision, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified for such purposes as the counterpart No. 1, containing the receipt therefor executed by Lessor on the signature page thereof.

6.

Governing Law: This Lease Supplement shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof (except for Section 5-1401 of the New York General Obligations Law).

Dated: December 30, 2020.

BANKERS COMMERCIAL CORPORATION
(Lessor)

	By:	/s/ Robert J. Hoegter
Name: Robert J. Hoegter
Title: Vice President

COUNTERPART  NO.  1  OF  2  SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

[Signature Page to Lease Supplement]

CUBIC CORPORATION
(Lessee)

By:	/s/ Anshooman Aga
Name: Anshooman Aga
Title: Executive Vice President and Chief Financial Officer

By:	/s/ Rhys V.Williams
Name: Rhys V. Williams
Title: Vice President and Treasurer

COUNTERPART NO.  1  OF  2  SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

[Signature Page to Lease Supplement]